                                                                    EXHIBIT 10.1


              SCHEDULE (AS AMENDED) TO STOCK OPTION AGREEMENT UNDER
               HUTTIG BUILDING PRODUCTS, INC. STOCK INCENTIVE PLAN

OPTION HOLDER                    NUMBER OF SHARES              EXERCISE PRICE           DATE OF GRANT
-------------                    ----------------              --------------           -------------
George M. Dickens, Jr.                 34,000                $4.29 per share           January 24, 2000
R. S. Evans                           100,000                $4.29 per share           January 24, 2000
Barry J. Kulpa                        326,000                $4.29 per share           January 24, 2000
John Mullin                            11,000                $4.29 per share           January 24, 2000
George M. Dickens, Jr.                 29,400                $4.34 per share           January 22, 2001
Barry J. Kulpa                        140,000                $4.34 per share           January 22, 2001
Thomas S. McHugh                       13,500                $4.34 per share           January 22, 2001
John Mullin                            11,500                $4.34 per share           January 22, 2001
Kenneth E. Thompson                    20,000                $4.34 per share           January 22, 2001
Nick H. Varsam                         30,000                $4.85 per share              June 25, 2001